UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2004

Boykin Lodging Company

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
Incorporation)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 430-1200
(Registrant’s telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On March 2, 2004, the City of Portland, Oregon, through the Portland Development Commission (the “PDC”), acquired the Doubletree Portland Downtown Hotel (“Portland Downtown”) from Boykin Lodging Company (the “Company”) through the PDC’s power of eminent domain.

The PDC paid consideration of $19.7 million for the property. The PDC stated that their intention was to transfer the property to Portland State University for redevelopment and use as student housing as well as for other academic, retail and conference purposes.

Pursuant to the terms of the Company’s $130.0 million term loan, for which Portland Downtown served as collateral, approximately $16.9 million of the net proceeds from the condemnation proceedings was used to reduce the outstanding loan balance from approximately $122.0 million to approximately $105.2 million. The remainder of the net proceeds was available for general corporate purposes.

Additionally, the Company sold the related furniture, fixtures and equipment (“FF&E”) to Portland State University for approximately $2.3 million. Proceeds from the sale were deposited into the furniture, fixtures and equipment reserve associated with the $130.0 million term loan. The sales price of the FF&E was the result of arms-length negotiations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of the Doubletree Portland Downtown Hotel in Portland, Oregon, and the related FF&E, as well as the use of proceeds from the sales, as described in this Current Report on Form 8-K.

The September 30, 2003 unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the disposition and the related debt reductions were effective September 30, 2003. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2003, and for each of the years in the three year period ended December 31, 2002 assume the sale and the reduction of debt were effective as of the beginning of the fiscal year ended December 31, 2000.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2002 Annual Report on Form 10-K and Boykin Lodging’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2003
(unaudited, amounts in thousands, except share data)

		Pro Forma
		Adjustments
		(a)
		Portland
	Historical	Downtown			Pro Forma
ASSETS
Investment in hotel properties	$630,127	$(26,094)			$604,033
Accumulated depreciation	(144,235)	5,376			(138,859)

Investment in hotel properties, net	485,892	(20,718)			465,174
Cash and cash equivalents	15,270	2,748	(b	)	18,018
Restricted cash	19,720	2,272	(b	)	21,992
Accounts receivable, net of allowance for doubtful accounts	33,726	(208)			33,518
Rent receivable from lessees	428	—			428
Inventories	1,828	(42)			1,786
Deferred financing costs and other, net	1,866	(91)			1,775
Investment in unconsolidated joint ventures	16,525	—			16,525
Other assets	8,920	(187)			8,733

	$584,175	$(16,226)			$567,949

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$27,500	$—			$27,500
Term notes payable	263,481	(16,870)	(b	)	246,611
Accounts payable and accrued expenses	40,689	(872)			39,817
Accounts payable to related party	1,029	(49)			980
Dividends/distributions payable	1,188	—			1,188
Due to lessees	127	—			127
Deferred lease revenue	427	—			427
Minority interest in joint ventures	2,438	—			2,438
Minority interest in operating partnership	12,283	235	(c	)	12,518
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding	—	—			—
Common shares, without par value; 40,000,000 shares authorized; 17,344,380 shares outstanding	—	—			—
Additional paid-in capital	357,291	—			357,291
Distributions in excess of income	(120,677)	1,330	(c	)	(119,347)
Unearned compensation — restricted shares	(1,601)	—			(1,601)

Total shareholders’ equity	235,013	1,330			236,343

	$584,175	$(16,226)			$567,949

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
		(d)
		Portland
	Historical	Downtown	Pro Forma
Revenues:
Hotel revenues
Rooms	$112,579	$(3,269)	$109,310
Food and beverage	51,619	(1,510)	50,109
Other	10,002	(450)	9,552

Total hotel revenues	174,200	(5,229)	168,971
Lease revenue	1,175	—	1,175
Revenues from condominium development and unit sales	29,532	—	29,532

Total revenues	204,907	(5,229)	199,678

Expenses:
Hotel operating expenses
Rooms	28,099	(868)	27,231
Food and beverage	36,978	(1,242)	35,736
Other direct	6,283	(229)	6,054
Indirect	55,278	(1,778)	53,500
Management fees to related party	3,465	(47)	3,418
Management fees — other	1,260	(62)	1,198

Total hotel operating expenses	131,363	(4,226)	127,137
Property taxes, insurance and other	11,484	193	11,677
Cost of condominium development and unit sales	19,820	—	19,820
Real estate related depreciation and amortization	23,517	(801)	22,716
Corporate general and administrative	5,653	(24)	5,629

Total operating expenses	191,837	(4,858)	186,979

Operating income	13,070	(371)	12,699

Interest income	174	—	174
Other income	284	—	284
Interest expense	(12,270)	883	(11,387)
Amortization of deferred financing costs	(1,704)	16	(1,688)
Minority interest in earnings of joint ventures	(74)	—	(74)
Minority interest in loss of operating partnership	1,217	(80)	1,137
Equity in loss of unconsolidated joint ventures	(818)	—	(818)

Income (loss) from continuing operations	(121)	448	327
Income (loss) from continuing operations per share:
Basic	$(0.01)		$0.02
Diluted	$(0.01)		$0.02
Weighted average number of common shares outstanding:
Basic	17,334		17,334
Diluted	17,438		17,438

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
		(d)
		Portland
	Historical	Downtown	Pro Forma
Revenues:
Hotel revenues:
Rooms	$148,043	$(4,385)	$143,658
Food and beverage	71,114	(1,851)	69,263
Other	12,907	(619)	12,288

Total hotel revenues	232,064	(6,855)	225,209
Lease revenue	4,730	—	4,730
Revenues from condominium development and unit sales	8,715	—	8,715

Total revenues	245,509	(6,855)	238,654
Expenses:
Hotel operating expenses:
Rooms	36,350	(1,122)	35,228
Food and beverage	49,476	(1,370)	48,106
Other direct	8,120	(308)	7,812
Indirect	67,399	(2,252)	65,147
Management fees to related party	3,973	—	3,973
Management fees — other	2,770	(193)	2,577

Total hotel operating expenses	168,088	(5,245)	162,843
Property taxes, insurance and other	14,853	(327)	14,526
Cost of condominium development and unit sales	6,474	—	6,474
Real estate related depreciation and amortization	28,318	(1,041)	27,277
Corporate general and administrative	6,669	(7)	6,662

Total operating expenses	224,402	(6,620)	217,782

Operating income	21,107	(235)	20,872
Interest income	357	—	357
Other income	966	—	966
Interest expense	(19,296)	1,164	(18,132)
Amortization of deferred financing costs	(2,125)	20	(2,105)
Minority interest in earnings of joint ventures	(133)	—	(133)
Minority interest in loss of operating partnership	666	(144)	522
Equity in loss of unconsolidated joint ventures	(2,040)	—	(2,040)

Income (loss) from continuing operations	(498)	805	307
Income (loss) from continuing operations per share:
Basic	$(0.03)		$0.02
Diluted	$(0.03)		$0.02
Weighted average number of common shares outstanding:
Basic	17,248		17,248
Diluted	17,383		17,383

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
		(d)
		Portland
	Historical	Downtown	Pro Forma
Revenues:
Hotel revenues:
Rooms	$4,315	$—	$4,315
Food and beverage	2,051	—	2,051
Other	297	—	297

Total hotel revenues	6,663	—	6,663
Lease revenue from related parties	54,371	(1,812)	52,559
Other lease revenue	11,747	—	11,747

Total revenues	72,781	(1,812)	70,969
Expenses:
Hotel operating expenses:
Rooms	1,121	—	1,121
Food and beverage	1,422	—	1,422
Other direct	157	—	157
Indirect	2,511	—	2,511
Management fees to related party	200	—	200

Total hotel operating expenses	5,411	—	5,411
Property taxes, insurance and other	10,137	(258)	9,879
Real estate related depreciation and amortization	26,714	(1,021)	25,693
Corporate general and administrative	6,183	(17)	6,166
Impairment of real estate	17,898	—	17,898
Costs associated with termination of leases (e)	2,006	—	2,006
Related party costs associated with termination of leases (e)	12,994	—	12,994

Total operating expenses	81,343	(1,296)	80,047

Operating income (loss)	(8,562)	(516)	(9,078)
Interest income	409	—	409
Other income	869	—	869
Interest expense	(20,805)	1,164	(19,641)
Amortization of deferred financing costs	(1,149)	20	(1,129)
Minority interest in loss of joint ventures	193	—	193
Minority interest in loss of operating partnership	2,509	(52)	2,457
Equity in income of unconsolidated joint ventures	589	—	589

Loss from continuing operations	(25,947)	616	(25,331)
Loss from continuing operations per share:
Basic	$(1.51)		$(1.47)
Diluted	$(1.51)		$(1.47)
Weighted average number of common shares outstanding:
Basic	17,176		17,176
Diluted	17,281		17,281

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(unaudited, amounts in thousands, except for per share data)

				Pro Forma
				Adjustments
				(d)
				Portland
	Historical			Downtown	Pro Forma
Revenues:
Hotel revenues:
Rooms	$4,497			$—	$4,497
Food and beverage	1,890			—	1,890
Other	348			—	348

Total hotel revenues	6,735			—	6,735
Lease revenue from related parties	65,412			(2,184)	63,228
Other lease revenue	13,932			—	13,932

Total revenues	86,079			(2,184)	83,895
Expenses:
Hotel operating expenses:
Rooms	1,200			—	1,200
Food and beverage	1,393			—	1,393
Other direct	184			—	184
Indirect	2,435			—	2,435
Management fees to related party	209			—	209

Total hotel operating expenses	5,421			—	5,421
Property taxes, insurance and other	9,969			(244)	9,725
Real estate related depreciation and amortization	27,813			(997)	26,816
Corporate general and administrative	5,784			(14)	5,770
Gain on property insurance recovery	(407)			—	(407)
Impairment of real estate	3,600			—	3,600

Total operating expenses	52,180			(1,255)	50,925

Operating income	33,899			(929)	32,970
Interest income	531			—	531
Other income	624			—	624
Interest expense	(23,546)	(f	)	1,164	(22,382)
Amortization of deferred financing costs	(1,166)			20	(1,146)
Minority interest in loss of joint ventures	(533)			—	(533)
Minority interest in loss of operating partnership	(470)			(20)	(490)
Equity in income of unconsolidated joint ventures	68			—	68

Income from continuing operations	9,407			235	9,642
Income from continuing operations per share:
Basic	$0.55				$0.56
Diluted	$0.54				$0.56
Weighted average number of common shares outstanding:
Basic	17,137				17,137
Diluted	17,305				17,305

(a)	Represents the necessary adjustment to the Company’s historical financial statements to remove the assets and liabilities associated with the Portland Downtown property and related FF&E, as well as to reflect the receipt of condemnation and sale proceeds and related repayment of debt.

(b)	Net proceeds from the condemnation of approximately $19.6 million were used to pay down a portion of the outstanding balance of the Company’s $130.0 million term loan for which the property provided security ($16.9 million) and for general corporate purposes ($2.7 million).

Net proceeds from the sale of the FF&E of approximately $2.3 million were used to fund the FF&E reserve account maintained with the lender and are reflected as an increase in restricted cash.

(c)	Reflects the estimated impact of the condemnation/sale on minority interest and shareholders’ equity as if the condemnation/sale took place on September 30, 2003. The actual impact of the transactions was based upon the carrying value of the assets at the time of the condemnation/sale.

(d)	Reflects the adjustment to the Company’s historical financial statements to present them as if the disposition of the Portland Downtown property and related FF&E had occurred on January 1, 2000. The gain or loss on sale is not reflected in the pro forma condensed consolidated statements of operations. The Company anticipates that actual gain on the disposition will be approximately $1.5 million.

(e)	The costs associated with the lease terminations were not specifically allocated to individual properties and therefore are not included in the pro forma adjustments.

(f)	Reflects the reclassification of the loss on extinguishment of debt from extraordinary item to inclusion in income from continuing operations in compliance with Statement of Financial Accounting Standards No. 145. Accordingly, the expense has been presented gross in the interest expense line item and minority interest has been adjusted.

(c) Exhibits.

     None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY

By: /s/ Shereen P. Jones
         Shereen P. Jones
         Executive Vice President, Chief Financial and
         Investment Officer

Date: March 17, 2004